CALDWELL & ORKIN MARKET OPPORTUNITY FUND
      SUPPLEMENT DATED JUNE 25, 1998 TO THE PROSPECTUS DATED AUGUST 29, 1997

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED AUGUST 29, 1997 AND SUPERCEDES THE PROSPECTUS SUPPLEMENT DATED JUNE 9, 1998. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL (800) 237-7073.

I.   PURCHASE OF SHARES THROUGH OMNIBUS ACCOUNTS

     A. Except as provided directly below, the Caldwell & Orkin Market Opportunity Fund is closed to new and additional investment through Omnibus accounts effective June 26, 1998.

         (i) After June 26, 1998, (a) shareholders of the Caldwell & Orkin Market Opportunity Fund, (b) financial advisors that invest their client's assets in the Fund through Omnibus accounts and (c) qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may continue to reinvest dividends and capital gains using existing Omnibus accounts.

         (ii) Caldwell & Orkin, Inc. may invest assets of its current and new clients in the Fund through Omnibus accounts.

II.  PURCHASE OF SHARES DIRECTLY FROM C&O FUNDS DISTRIBUTOR, INC.

     A. Except as provided below, effective June 10, 1998, the minimum initial purchase for shares of the Caldwell & Orkin Market Opportunity Fund, when purchased directly from C&O Funds Distributor, Inc. (the "Distributor"), is generally $100,000. However, if the account is an Individual Retirement Account ("IRA"), other tax-deferred retirement account, or an account established under the Uniform Gift to Minors Act, then the Fund will accept a minimum investment of $25,000. The subsequent minimum purchase is generally $100 for all accounts.

         (i) The following may purchase shares of the Fund directly from the Distributor subject to the minimum initial investment requirements in effect prior to June 10, 1998, generally $10,000 for a regular account and $2,000 for an Individual Retirement Account ("IRA"), other tax-deferred retirement account, or an account established under the Uniform Gift to Minors Act.

            (a) Individuals who requested a Caldwell & Orkin Market Opportunity Fund prospectus and application between May 20, 1998 and June 9, 1998, as indicated on the records of the Fund's Distributor, will be able to purchase Fund shares through June 30, 1998.

            (b) Shareholders who owned Fund shares on June 10, 1998 (or who purchased shares pursuant to II(A)(i)(a) above) who purchase Fund shares in another account under the same social security number.

            (c) The spouse and children of shareholders who owned Fund shares on June 10, 1998 (or who purchased shares pursuant to II(A)(i)(a) above), who share a common address.

         (ii) Employees of Caldwell & Orkin, Inc., their spouse and children; members of the Board of Directors of the Caldwell & Orkin Market Opportunity Fund, their spouse and children; and direct clients of Caldwell & Orkin, Inc. are exempt from the minimum initial investment requirements.